EXHIBIT 10-A
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(Carlyle - XVII)



 FIRST AMENDMENT TO PALM DESERT OPTION AGREEMENT & FIRST AMENDMENT TO PALM DESERT AGREEMENT FOR PURCHASES AND SALE OF PARTNERSHIP INTERESTS
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     THIS FIRST AMENDMENT TO PALM DESERT OPTION AGREEMENT & FIRST
AMENDMENT TO PALM DESERT AGREEMENT FOR PURCHASE AND SALE OF PARTNERSHIP INTERESTS ("AMENDMENT"), is made and entered into as of the 15th day of July, 1998, by the following parties, hereinafter referred to as the "JMB GROUP" or "SELLER":

           CARLYLE/PALM DESERT, INC., an Illinois corporation ("MANAGING PARTNER");

           CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XVI, an Illinois limited partnership ("Carlyle-A"); and

           CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XVII, an Illinois limited partnership ("CARLYLE B");

           and also by the following parties, hereinafter referred to as the "TRIZECHAHN GROUP" or "BUYER";

           HAHN/PALM DESERT, INC., a California corporation ("CO-
           PARTNER"); and

           TRIZECHAHN CENTERS INC., a California corporation, formerly known as ERNEST W. HAHN, INC., a California corporation ("TRIZECHAHNCO").


                            R E C I T A L S
                            ---------------

     A. Seller and Buyer have entered into that certain agreement, captioned "PALM DESERT OPTION AGREEMENT", made and entered into on March 11, 1998, effective as of January 1, 1998 (the "OPTION AGREEMENT"). Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed thereto in the Option Agreement.

     B. Seller and Buyer have also entered into that certain agreement, captioned "PALM DESERT AGREEMENT FOR PURCHASE AND SALE OF PARTNERSHIP INTEREST", made and entered into on March 11, 1998, effective as of January 1, 1998 (the "PURCHASE AGREEMENT").

     C. Buyer and Seller desire to amend the Option Agreement to extend the "term of this Option" (as defined in Section 1.2 of the Option Agreement) to August 14, 1998, on the terms and subject to the conditions set forth below.

     D. Buyer and Seller desire to amend the Purchase Agreement to provide a credit to Buyer against the "Purchase Price" (as such term is defined in the Purchase Agreement) in the amount of Sixty One



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Thousand Six Hundred Sixty Seven Dollars ($61,667) at the closing of the transactions contemplated by the Purchase Agreement, on the terms and subject to the conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby amend the Option Agreement and the Purchase Agreement, respectively, as follows:

     1. EFFECTIVENESS OF AMENDMENT. Buyer shall pay to Seller concurrently with the Buyer's execution and delivery of this Amendment, the sum of One Hundred Twenty Thousand Dollars ($120,000) in immediately available funds (the "EXTENSION CONSIDERATION"). In the event that Buyer fails to deliver the Extension Consideration (together with a counterpart original of this Amendment executed by Buyer) to Seller on or before August 4, 1998, then this Amendment shall be null and void and of no further force or effect. The Extension Consideration shall be non-refundable and deemed earned by Seller upon receipt.

     2. OPTION AGREEMENT AMENDMENTS. Subject to Paragraph 1 above, the Parties hereby amend the Option Agreement as follows:

           2.1 TERM. In Section 1.2, in the first sentence, change the words "July 15, 1998" to "August 14, 1998".

           2.2   OPTION CONSIDERATION.  Insert the following at the end of
Section 1.3:

     "This Option is extended to August 14, 1998, in consideration for Buyer's payment of the sum of One Hundred Twenty Thousand Dollars ($120,000) in immediately available funds (the "EXTENSION CONSIDERATION") to Seller, to be allocated among the parties constituting Seller in proportion to their respective Seller's Partnership Interest, and no additional Option Consideration shall be required for the period commencing on July 16, 1998, and ending on August 14, 1998. If this Option is exercised in accordance with the terms and conditions of this Option Agreement, then the sum of Sixty One Thousand Six Hundred Sixty Seven Dollars ($61,667) (the "OPTION CREDIT AMOUNT") shall be credited to Buyer against the Purchase Price at the closing of the transactions contemplated by the Purchase Agreement."

     3. PURCHASE AGREEMENT AMENDMENTS. Subject to Paragraph 1 above, the Parties hereby amend the Purchase Agreement as follows:

           3.1   OPTION CREDIT AMOUNT.  Insert the following as Section
1.21A:



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     "1.21A  OPTION CREDIT AMOUNT.  The sum of Sixty One Thousand Six
Hundred Sixty Seven Dollars ($61,667)."

           3.2   PURCHASE PRICE.

                 3.2.1.  Insert the following at the end of Section 2.2.1:

     "Notwithstanding anything in the foregoing to the contrary, if Buyer exercises the Option pursuant to Section 3.1 of the Option Agreement, the Option Credit Amount shall be credited to Buyer and applied against the Purchase Price at the closing of the transactions contemplated by this Purchase Agreement."

                 3.2.2. Pursuant to Paragraph 3.2.1 above, in Sections 1.8, 2.2.2, 5.2.1 and 7.2, change the words "Purchase Price" to "Purchase Price (as adjusted by the Option Credit Amount)".

     4. OTHER TERMS UNMODIFIED. Except as otherwise expressly set forth herein, all terms and conditions of the Option Agreement and the Purchase Agreement, respectively, are ratified, and remain unchanged and in full force and effect.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Amendment. This letter may be executed in facsimile form (and shall be promptly followed by a hard copy counterpart original).



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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                            SELLER:

                            CARLYLE/PALM DESERT, INC.,
                            an Illinois corporation

                            By:        /s/ GLENN E. EMIG
                            Name:      Glenn E. Emig
                            Title:


                            CARLYLE REAL ESTATE LIMITED
                            PARTNERSHIP-XVI,
                            an Illinois limited partnership

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner

                                  By:        /s/ GLENN E. EMIG
                                  Name:      Glenn E. Emig
                                  Title:


                            CARLYLE REAL ESTATE LIMITED
                            PARTNERSHIP-XVII,
                            an Illinois limited partnership

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner

                                  By:        /s/ GLENN E. EMIG
                                  Name:      Glenn E. Emig
                                  Title:





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                            BUYER:

                            HAHN/PALM DESERT, INC.,
                            a California corporation

                            By:        /s/ DOUGLAS L. HAGEMAN
                            Name:      Douglas L. Hageman
                            Title:     Senior Vice President
                                       and General Counsel

                            By:        /s/ WENDY M. GODOY
                            Name:      Wendy M. Godoy
                            Title:     Senior Vice President
                                       Finance


                            TRIZECHAHN CENTERS INC.,
                            a California corporation

                            By:        /s/ DOUGLAS L. HAGEMAN
                            Name:      Douglas L. Hageman
                            Title:     Senior Vice President
                                       and General Counsel

                            By:        /s/ WENDY M. GODOY
                            Name:      Wendy M. Godoy
                            Title:     Senior Vice President
                                       Finance